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                                                                    EXHIBIT 23.1

                          INDEPENDENT AUDITORS' CONSENT

To Board of Directors
America West Holdings Corporation

We consent to the use of our reports incorporated herein by reference and to the reference to our Firm under the heading "Experts" in the prospectus.

                                                                        KPMG LLP


Phoenix, Arizona
January 10, 2000